UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

May 2, 2003

AMG OIL LTD.

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(Exact name of registrant as specified in its charter)

Nevada	000-30087	N/A
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Helmcken Street, Vancouver, B.C., Canada V6Z 1B1

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(Address of principal executive offices) (Zip Code)

(604)682-6496

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(Registrant's telephone number, including area code)

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(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

AMG Oil Ltd. Announces Canterbury Withdrawal

Vancouver, B.C. - May 2, 2003 - /PRNewswire/-- AMG Oil Ltd. (OTC BB: AMGO) announced today that the Company has given notice to the operator of PEP 38256 that the Company wishes to withdraw from the permit and surrender its 52.5% interest, effective immediately. The Company is focusing on another opportunity as disclosed on Form 8-K on March 11, 2003 and will be liquidating its New Zealand subsidiary as a result.

For further information, please contact Investor Relations at 1-866-414-4144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.
(Name of Registrant)

Date: May 02, 2003                 By: /s/ Michael Hart
                                                Michael Hart, President